EXHIBIT 10.1

Letterhead

CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

We consent to the use of our reports dated August 10, 2007 on the financial statements of Surface Coatings, Inc. as of April 30, 2007, December 31, 2006 and December 31, 2005, and the related statements of operations, stockholders’ equity and cash flows for the period from July 19, 2005 (Date of Inception) through December 31, 2005, the twelve months ended December 31, 2006 and the four months ended April 30, 2007, and the inclusion of our name under the heading “Experts” in the Form SB-1 Registration Statement filed with the Securities & Exchange Commission.

/s/ David S. Hall, P.C.

David S. Hall, P.C.

Dallas, Texas

December 7, 2007